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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 13, 2001
                                                 ----------------------


                          HOLLYWOOD CASINO CORPORATION
                               HWCC-TUNICA, INC.
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          (Exact name of each Registrant as specified in its charter)



          DELAWARE                                               75-2352412
           TEXAS                      33-48887                   75-2513808
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 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


     Two Galleria Tower, Suite 2200, 13455 Noel Road, Dallas, Texas    75240
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              (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code         (972) 392-7777
                                                   -----------------------------


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        (Former name or former address, if changed since last report.)

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Item 5. Other Events

   On August 13, 2001, Hollywood Casino Corporation ("HCC") issued the press release attached as Exhibit 99.1 to this Form 8-K relating to certain changes in its management.


Item 7.  Exhibits

Exhibit
Number     Description
------     -----------

99.1 Press release of Hollywood Casino Corporation, dated August 13, 2001, announcing certain changes in the Company's management.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOLLYWOOD CASINO CORPORATION

Date:  August 13, 2001           By: /s/  Paul C. Yates
       ---------------              ------------------------------------
                                              Paul C. Yates
                                 Executive Vice President, Treasurer and
                                 Chief Financial Officer


                                 HWCC-TUNICA, INC.

Date:  August 13, 2001           By: /s/  Paul C. Yates
       ---------------              ------------------------------------
                                              Paul C. Yates
                                       Executive Vice President and
                                          Chief Financial Officer

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